Exhibit 10.4

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (the “Second Amendment”) is executed on this 11th day of July, 2013, between FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”) and ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, authorized to do business in Florida, having its principal place of business at 5215 West Laurel Street, Tampa, Florida 33607 (the “Borrower”), and amends and modifies that certain Loan Agreement dated July 11, 2008, and that certain Amendment to Loan Agreement dated May 4, 2011 (the “Loan Agreement”), as follows:

1. Terms. All of the capitalized terms in this Second Amendment shall have the meanings as defined in the Loan Agreement. All of the documents that evidence and secure the Loan as renewed hereby, are herein collectively referred to as the “Loan Documents”.

2. Loan Renewal. The Bank is renewing the Loan in the original and current principal amount of $1,302,000.00 (the “Loan”), as evidenced by a Renewal Commercial Term Promissory Note dated of even date herewith (the “Renewal Note”).

3. Loan and Note. The term “Loan” under the Loan Agreement is hereby modified to reference the revised amount due under the Loan and the term “Note” under the Loan Agreement is hereby modified to refer to the terms of the Renewal Note.

2. Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

3. Consent and Waiver. Borrower hereby consents to the foregoing and agree that the execution of this Second Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrower’s liability to the Bank under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Second Amendment.

4. Cross Document Default. Any default under the terms and conditions of this Second Amendment or of any instrument set forth herein or contemplated by this Second Amendment shall be and is a default under every other instrument set forth herein or contemplated by this Second Amendment.

5. Ratification. Except as modified by this Second Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments executed in connection with this Second Amendment, all as modified by this Second Amendment.

6. Severability. Whenever possible, each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Second Amendment.

7. Florida Contract. This Second Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Second Amendment is executed by certain of the parties hereto in other states.

8. Time. Time is of the essence of this Second Amendment.

9. Cross-Default and Cross-Collateralization of Rate Management Agreements and Rate Management Obligations. “Rate Management Agreement” means any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates, forward rates, or equity prices, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including without limitation any ISDA Master Agreement between Borrower and Lender or any affiliate of Fifth Third Bancorp, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time. “Rate Management Obligations” means any and all obligations of Borrower to Lender or any affiliate of Fifth Third Bancorp, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefore), under or in connection with (i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy-backs, reversals, terminations or assignments of any Rate Management Agreement. If Borrower enters into a Rate Management Agreement, Borrower promises to promptly pay all Rate Management Obligations, and perform all of the covenants and obligations under the Rate Management Agreements.

Any default under the Rate Management Agreements or failure to pay the Rate Management Obligations when due shall be a default under the Loan. The payment and performance of the Loan Documents, the Rate Management Agreements and Rate Management Obligations are all secured by the Mortgage and other security agreements.

10. Binding Effect and Modification. This Second Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Second Amendment.

11. Waiver of Jury Trial. The parties to this Second Amendment hereby irrevocably waive their respective rights to trial by jury in any and all actions arising out of the terms of this Second Amendment.

12. Conflict. As to any conflict between the terms of the Loan Agreement and the terms of this Second Amendment, the terms of this Second Amendment shall supersede and control over such other terms.

13. Execution in Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Second Amendment it shall not be necessary to produce or account for more than one such counterpart.

14. Other Terms. Except as specifically modified and amended by the terms set forth in this Second Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

Entered into as of the day and year first above written.

WITNESSES:	“BORROWER”

ODYSSEY MARINE EXPLORATION, INC.,
a Nevada corporation

By:
Signature of Witness	Michael Holmes,
as its Chief Financial Officer
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this      day of July 2013, by Michael Holmes, as Chief Financial Officer of ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, on behalf of the corporation.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

[CONTINUED ON FOLLOWING PAGE]

[SECOND AMENDMENT TO LOAN AGREEMENT CONTINUED]

WITNESSES:	“BANK”

FIFTH THIRD BANK,
an Ohio banking corporation

By:
Signature of Witness	Daniel Riley, as its Vice President

Print or type name of Witness

Signature of Witness	(CORPORATE SEAL)

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this      day of July, 2013, by Daniel Riley, as Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

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